UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 29, 2021

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DIAMEDICA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Carlson Parkway, Suite 260 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 312-6755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.         Other Events.

On April 29, 2021, DiaMedica Therapeutics Inc. (the “Company”) announced that its Board of Directors established Thursday, July 15, 2021 as the date of the Company’s 2021 annual general meeting of shareholders (the “2021 AGM”). The exact time and location of the 2021 AGM will be specified in the Company’s proxy statement for the 2021 Annual General Meeting, which it anticipates will be printed on or about May 28, 2021 and sent or made available to shareholders commencing on or about June 3, 2021.

Since the date of the Company’s 2021 AGM has changed by more than 30 days from the date of last year’s Annual General Meeting (the “2020 AGM”), shareholders who, in accordance with Rule 14a-8 under the U.S. Securities Exchange Act of 1934, as amended, wish to present proposals for inclusion in the proxy materials relating to the 2021 AGM must submit their proposals so that they are received by us at our principal executive offices no later than the close of business on May 14, 2021, which the Company believes is a reasonable time before it prints and mails its proxy materials. The proposals must satisfy the requirements of the proxy rules promulgated by the U.S. Securities and Exchange Commission (“SEC”) and as the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. Any other shareholder proposals, including director nominations, to be presented at the 2021 AGM (other than a matter brought pursuant to SEC Rule 14a-8) were required to have been given in writing to our Corporate Secretary and delivered to or mailed and received at our registered office no later than the close of business on March 2, 2021, the date that was three months before the anniversary of the 2020 AGM.

In addition, since the Company will no longer be filing its definitive proxy statement for the 2021 AGM within 120 days of its fiscal year end, the Company intends to file on or before April 30, 2021 an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 on Form 10-K/A to include the information in Part III of Form 10-K since such information will no longer be incorporated by reference from the Company’s definitive proxy statement for the 2021 AGM.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: April 29, 2021